Exhibit 99.1

Digital World Acquisition Corp. Announces Filing of Amended Annual Report, Marking an Important Milestone in Preparation for the Expected S-4 Filing

Miami, Florida / ACCESSWIRE / October 30, 2023 / Special purpose acquisition company Digital World Acquisition Corp. (Nasdaq: DWAC) (“DWAC”) today announced that it had successfully filed with the Securities and Exchange Commission (“SEC”) its amended and restated Annual Report on Form 10-K, which contains restatements of the following periods: audited consolidated financial statements for the fiscal years ended December 31, 2022 and 2021, and unaudited consolidated financial statements for the quarterly periods ended March 31, June 30 and September 30, 2022. Following these filings, the Company expects to submit its Registration Statement on Form S-4 in preparation for the potential merger with Trump Media & Technology Group Corp. (TMTG).

“We are very grateful to our auditor for helping us get the restated financial statements on file with the SEC,” said Eric Swider, CEO of DWAC. He added, “with this filing behind us and with the expected filing of our 2023 quarterly reports in the near future, we are excited to focus all of our energy on consummating our anticipated business combination with TMTG.”

Devin Nunes, CEO of TMTG, added, “TMTG applauds this key milestone as we swiftly work to complete our planned merger with DWAC.”

About Digital World Acquisition Corp.

Digital World Acquisition Corp. (Nasdaq:DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. To learn more, visit www.dwacspac.com.

Additional Information and Where to Find It

DWAC has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with the Business Combination with TMTG. The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of DWAC and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about DWAC, TMTG and the Business Combination. DWAC’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

DWAC and certain of its respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of DWAC in favor of the Business Combination. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests of DWAC’s directors and officers in the Business Combination in DWAC’s filings with the SEC, including in the definitive proxy statement/ prospectus. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,”

“future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Business Combination and may not be completed in a timely manner, by DWAC’s Business Combination deadline or at all, which may adversely affect the price of DWAC’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of that certain Agreement and Plan of Merger, dated as of October 20, 2021 (as amended and supplemented from time to time, the “Merger Agreement”) by the stockholders of DWAC, (iii) the risk that DWAC may not be able to terminate all of the SPAs with the PIPE Investors pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of DWAC’s Preferred Stock in the PIPE and as a result TMTG may determine not proceed with the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of DWAC, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the Merger Agreement or the Business Combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) DWAC’s ability to timely comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that DWAC or TMTG may elect not to proceed with the Business Combination after completing their respective updated due diligence investigations, and (xx) those factors discussed in DWAC’s filings with the SEC, including in the definitive extension proxy filed on July 17, 2023 and those that that will be contained the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of DWAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on October 30, 2023 (the “2022 Annual Report”) and in other reports DWAC files with the SEC. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC from time to time and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DWAC (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while DWAC may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DWAC gives no assurance that DWAC will achieve its expectations.

Contact Information

Investor Relations:

Name: Alex Cano

Email: investorrelations@dwacspac.com